UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 29, 2004

GRAMERCY CAPITAL CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

001-32248	06-1722127
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue	10170
New York, New York	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 297-1000

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, dated December 29, 2004 (filed with the Securities and Exchange Commission on January 4, 2005, as set forth in the pages attached hereto).

Item 9.01.               Financial Statements And Exhibits

(a) Financial Statements of Properties Underlying the Investment which was made and (b) Pro Forma Financial Information

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PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENT

Pro Forma Condensed Consolidated Statement of Operations (Unaudited) for the period from April 12, 2004 (formation) through September 30, 2004

Notes to Pro Forma Condensed Consolidated Statement of Operations

CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Auditors

Revenues and Certain Expenses of Select Properties in the AP- Southeast Operating Partnership, L.P. and Subsidiaries for the nine months ended September 30, 2004 (Unaudited) and the year ended December 31, 2003

Notes to Financial Statements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gramercy Capital Corp.

	By:	/s/ Robert R. Foley
Robert R. Foley
Chief Financial Officer

Date: March 14, 2005

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Gramercy Capital Corp.

Pro Forma Condensed Consolidated Financial Statement

(Unaudited)

On December 29, 2004, Gramercy Capital Corp. (the “Company”) invested in a $84.7 million loan (“AP- Southeast Operating Partnership, L.P. and Subsidiaries”) secured by a first mortgage on 32 separate office and warehouse/distribution properties comprising 1.9 million rentable square feet, and one 22-acre land parcel. The properties are located in urban centers in Florida, Tennessee, North Carolina, and Georgia. The investment matures in 33 months and bears interest at a rate of LIBOR plus 305 basis points.

The unaudited pro forma condensed consolidated statement of operations for the period from April 12, 2004 (formation) through September 30, 2004 is presented as if this investment had been consummated on April 12, 2004 (formation) and the effect was carried forward through the period.

The pro forma condensed consolidated financial statement does not purport to represent what the Company’s results of operations would have been assuming this investment had occurred on April 12, 2004 and for the period indicated, nor does it purport to project the Company’s results of operations at any future date or for any future period. The pro forma condensed consolidated financial statement should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004.

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Gramercy Capital Corp.

Pro Forma Condensed Consolidated Statement of Operations

For the period April 12, 2004 (formation) through September 30, 2004

(Unaudited, and amounts in thousands, except per share data)

		Gramercy		Gramercy
	Gramercy	Capital Corp.		Capital Corp.
	Capital Corp.	Pro Forma		Pro
	Historical	Adjustments		Forma
	(A)

Revenues
Investment income	$1,227	$1,803	(B)	$3,030
Other income	245	—		245
Total revenues	1,472	1,803		3,275

Expenses
Interest expense	63	968	(C)	1,031
Management fees	786	31	(D)	817
Depreciation and amortization	5	—		5
Marketing, general and administrative	332	—		332
Total expenses	1,186	999		2,185

Income from continuing operations	286	804		1,090

GKK formation costs	275	—		275

Net income available to common shareholders	11	804		815

Basic earnings per share:
Net income available to common shareholders	$0.00			$.06
Diluted earnings per share:
Net income available to common shareholders	$0.00			$.06
Basic weighted average common shares outstanding	13,313			13,313
Diluted weighted average common shares and common share equivalents outstanding	13,321			13,321

The accompanying notes are an integral part of these pro forma financial statement.

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Gramercy Capital Corp.

Notes to Pro Forma Condensed Consolidated Statement of Operations

For the period April 12, 2004 (formation) through September 30, 2004

(Unaudited, and amounts in thousands)

(A)                              To reflect the condensed statement of operations of Gramercy Capital Corp. for the period from April 12, 2004 (formation) through September 30, 2004 as reported on the Company’s Quarterly Report on Form 10-Q.

(B)                                To reflect interest income of $1,803 on the AP- Southeast Operating Partnership, L.P. and Subsidiaries investment calculated using the applicable 30 day LIBOR rate plus 3.05%.

(C)                                Interest expense on the master purchase facility calculated based on the leveraged asset’s respective spread to the applicable 30-day LIBOR.

(D)                               To reflect fees payable to SL Green Operating Partnership, L.P. under our Asset Servicing Agreement, which provides for a fee of 0.15% of the carrying value of the investment, reduced by fees paid directly to outside servicers by Gramercy.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of AP- Southeast Operating Partnership, L.P. (formerly Crocker

Operating Partnership, L.P.)

We have audited the statement of certain revenues and certain expenses of select properties in AP- Southeast Operating Partnership, L.P. and Subsidiaries (formerly Crocker Operating Partnership, L.P. and Subsidiaries) (the “Properties”) for the year ended December 31, 2003. The financial statement is the responsibility of the Properties’ management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of certain revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in Form 8-K of Gramercy Capital Corp. and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, certain revenues and certain expenses of the Properties as described in Note 1 for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Atlanta, Georgia
March 11, 2005

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Select Properties in the AP-Southeast Operating Partnership, L.P. and Subsidiaries

(formerly Crocker Operating Partnership, L.P. and Subsidiaries)

Statements of Certain Revenues and Certain Expenses

Nine months Ended September 30, 2004 (Unaudited) and

Year Ended December 31, 2003

	September 30, 2004	December 31, 2003
	(Unaudited)
CERTAIN REVENUES:
Rental income and tenant reimbursements	$13,635,970	$18,597,212

CERTAIN OPERATING EXPENSES:

Rental property operating expenses	4,147,890	5,067,649
Real estate taxes and insurance	2,276,686	3,052,009
Property management fees	540,030	764,427
Amortization of deferred leasing costs	405,196	517,847
Total certain operating expenses	7,369,802	9,401,932
Operating income	$6,266,168	$9,195,280

See accompanying notes to financial statements.

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Select Properties in the AP-Southeast Operating Partnership, L.P. and Subsidiaries

(formerly Crocker Operating Partnership, L.P. and Subsidiaries)

Statements of Certain Revenues and Certain Expenses

Nine months Ended September 30, 2004 (Unaudited) and

Year Ended December 31, 2003

1. ORGANIZATION, BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

(A) ORGANIZATION AND CHANGE IN LENDERS

On February 27, 2004, Crocker Operating Partnership, L.P. effected a name change to AP-Southeast Operating Partnership L.P. (the “Partnership”). This newly named partnership holds the same ownership interests as did Crocker Operating Partnership, L.P.

These statements reflect the operating properties of CRT-SFV,LLC and CRT-SFV/TENN, LLC, subsidiaries of the Partnership (the “Properties”), that collateralize a first mortgage of the Partnership in which Gramercy Capital Corp. (“Gramercy”) acquired an $84.7 million investment on December 29, 2004. The Properties consist of 32 separate office and warehouse/distribution Properties comprising 1.9 million rentable square feet, and one 22-acre land parcel. The Properties are located in urban centers in Florida, Tennessee, North Carolina, and Georgia.

(B) BASIS OF PRESENTATION

The accompanying statements of certain revenues and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the actual operations of the Properties for the periods presented. In addition, certain items that may not be comparable to the future of operations of the Properties have been excluded. Excluded items consist of certain revenues, primarily rental income and associated expenses related to certain buildings of the Partnership which do not secure the Gramercy first mortgage loan, and certain expenses, primarily depreciation and amortization expense ($4,526,609 and $3,332,507 at December 31, 2003 and September 30, 2004, respectively), interest expense ($4,613,428 and $4,090,310 at December 31, 2003 and September 30, 2004, respectively), property impairment charges ($4,599,908 for 2003), and advisory and other costs not directly related to the future operations of the Properties.

(C) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION- Rental income, adjusted for concessions and fixed escalations, is recognized for financial reporting purposes on a straight-line basis over the initial term of each lease. Deferred rent on each lease is recognized for the difference between rental income calculated on the straight-line basis and the rental payments actually required under the terms of each lease. Any such amounts deemed uncollectible are reserved in the period such a determination is made.

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OPERATING EXPENSES — Other property operating expenses represent the direct expenses of operating the Properties and consist primarily of common area maintenance, security, utilities, insurance, advertising and promotion, general and administrative, and other operating expenses that are expected to continue in the ongoing operation of the Properties. Deferred leasing costs are comprised primarily of leasing commissions and are amortized on a straight-line basis over the initial term of the respective leases.

SALES OF PROPERTIES- The Partnership is currently marketing its properties for sale and ultimately intends to sell all of its operating properties in the foreseeable future.

USE OF ESTIMATES — The preparation of the statements of certain revenues and certain expenses in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from these estimates.

2. MANAGEMENT AGREEMENT

Effective June 16, 2000, the Operating Partnership entered into an asset management agreement with Koger Equity, Inc., a publicly held real estate investment trust. All of the Partnership’s senior officers and management became employees of Koger Equity, Inc. during the year ended December 31, 2000. The agreement is for senior management supervision of the Partnership and its properties and includes various asset management, accounting, and finance supervisory personnel in exchange for a fee equal to 0.1% of an agreed-upon value of properties under management of the Partnership. The initial agreed-upon value was $546.7 million, generating an annual fee of $546,720. As assets are sold by the Partnership, the value will be decreased in accordance with the initial agreed-upon value amounts for each property. The fee schedule includes an increase in rate to 0.125% on June 16, 2001, 0.1875% on June 16, 2002, and 0.25% on June 16, 2003. An affiliate of AREIF II, an existing partner in the Partnership, owned approximately 20% of the outstanding common stock of Koger Equity, Inc. at the time the Partnership entered into the asset management agreement.

Effective May 1, 2003, the Partnership entered into a management agreement with Parthenon Realty, LLC (“Parthenon”), replacing the Koger Equity agreement. The agreement is for management supervision of the Partnership and its properties and includes all necessary property management, accounting, and finance personnel in exchange for a management fee equal to 4.0% of the cash-basis gross revenues of the Properties, as defined, under management of Parthenon.

3. RENTALS UNDER OPERATING LEASES

Space in the Properties is leased to tenants under month-to-month leases as well as operating leases with initial terms ranging from 1 to 10 years. Leases provide for base rent plus, in some leases, reimbursement of certain operating expenses.

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Future minimum rental income, excluding tenant reimbursements of operating expenses, under noncancellable operating leases for each of the next five years and thereafter as of December 31, 2003 were as follows:

2004	$16,077,294
2005	16,810,966
2006	12,864,734
2007	9,423,458
2008	8,318,750
Thereafter	24,148,217
Total	$87,643,419

The Partnership is subject to the usual business risks associated with the collection of the above scheduled rents.

4. UNAUDITED INTERIM STATEMENT

The statement of certain revenues and certain expenses for the nine months ended September 30, 2004 is unaudited. In the opinion of management, all significant adjustments necessary for a fair presentation of the statement of certain revenues and certain expenses for this interim period have been included. The certain revenues in excess of certain expenses for the interim period are not necessarily indicative of the results to be expected for a full year of operations of the Properties.

F8